UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): November 18, 2014 (November 14, 2014)

BREITLING ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-50541 (Commission File Number)	88-0507007 (I.R.S. Employer Identification Number)

1910 Pacific Avenue, Suite 12000

Dallas, Texas 75201
(Address of principal executive offices, including zip code)

(214) 716-2600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 14, 2014, the Board of Directors (the “Board”) of Breitling Energy Corporation (the “Company”) appointed Trenton K. Thornock as a Director and ratified the hiring of David J. Kovacs as Executive Vice President of Strategic Development.

Mr. Thornock has been Senior Vice President and Chief Financial Officer for Scientific Drilling International, Inc., an independent directional drilling company, since October, 2011. From June 2010 to August 2011, he was Vice President and Chief Financial Officer for Duratherm, Inc., an environmental services company. From April 2007 to October 2009, he was Executive Vice President, Finance for U.S. Zinc Corporation and from January 2008 to October 2009, served as a member of that Company’s board of directors. He is a certified public accountant in the State of Utah (inactive status), and has a Bachelor of Accounting and a Master of Professional Accountancy from the University of Utah. He brings to the Company a broad knowledge of accounting, finance and M&A related transactions, which the Company believes benefits the Board. In addition, Mr. Thornock has the accounting or financial management expertise to be considered a “financial expert” as defined and required by the Securities Exchange Act of 1934. The Board has determined that Mr. Thornock is independent of the Company, and has no relationship that may interfere with the exercise of his independent judgment. Mr. Thornock was also appointed to the Audit Committee, the Governance and Nominating Committee and the Compensation Committee of the Board of Directors. He will initially serve as the Chairman of the Audit Committee.

Mr. Kovacs joined the Company as Executive Vice President of Strategic Development. Before joining the Company, since September 2012, Mr. Kovacs served as head of investment banking, research and private equity for North America for the Fitch Group—7city, a private equity fund. From October 2007 until June 2012, Mr. Kovacs served as managing director, private equity for the Hinduja Group. From October 2004 to October 2007, he was an associate consultant, private equity/fund formation, for the Blackstone Group. Mr. Kovacs has a Bachelor of Science in Economics & Finance from College of Staten Island, City University of New York. Compensation for Mr. Kovacs in his new position has not been determined. The Company will report that information in a Current Report on Form 8-K when it is available.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITLING ENERGY CORPORATION

November 18, 2014	By:	/s/ Chris Faulkner
Name: Chris Faulkner Title: President and Chief Executive Officer

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